UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2008

NVIDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-23985	94-3177549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2701 San Tomas Expressway Santa Clara, CA	95050
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 486-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retirement of Principal Financial Officer

Marvin D. Burkett, Chief Financial Officer of NVIDIA Corporation, informed us on March 21, 2008 of his intention to retire. Mr. Burkett is expected to remain with us as Chief Financial Officer while a search is conducted to find his replacement, and he may continue in some capacity with us thereafter. We have commenced the process to recruit a new Chief Financial Officer.

Section 9 — Financial Statements and Exhibits.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press Release, dated March 27, 2008, entitled “NVIDIA Announces Retirement of Chief Financial Officer.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NVIDIA Corporation

Date: March 27, 2008	By:	/s/ David M. Shannon
David M. Shannon
General Counsel, Sr. Vice President & Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated March 27, 2008, entitled “NVIDIA Announces Retirement of Chief Financial Officer.”